 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20369

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported: August 21, 2012

UNWALL INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Nevada	000-53156	45-0588917

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 325-7582, Las Vegas Blvd South	89123
Las Vegas, Nevada

(Address of principal executive offices)	(Zip code)

Issuer’s telephone number, including area code: 1-702-560-4373
(Registrant's telephone number including area code)

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note :  The registrant Unwall International Inc. (referred to below as “registrant,” the “Company”  or “ Unwall ”) was a shell company prior to the events reported, and remains a shell company.

This Current Report on Form 8-K provides information pursuant to Items 5.01 (Change in Control) and 5.02 (Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers); and Item 5.01(a)(8) - Changes in Control
of Registrant .

The reported events and associated disclosures, and the order of their presentation, are

8-K Item	Item Reference Within Item 5.01(a)(8) of this Report

Item 5.01(a) and (b)
- Changes in Control
of Registrant	None

Item 5.02 - Departure of Directors or	None
Certain Officers; Election of Directors;
Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers

Item 5.01(a)(8) - Changes in Control
of Registrant	Item 5.01(a)(8) - Form 10 Global Disclosure

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information disclosed in this Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 (the “ 1933 Act ”) and Section 21E of the Securities Exchange Act of 1934 (the “ 1934 Act ”). All statements, other than statements of historical fact, are forward-looking statements.

These forward-looking statements are identified by their use of terms and phrases such as “may,” expect,” “estimate,” “project,” “plan,” “believe,” “intend,” “anticipate,” “will,” “continue,” “potential,” and similar terms and phrases.  Though we believe that the expectations reflected in these statements are reasonable, they do involve certain assumptions, risks and uncertainties.

Form 8-K Items

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

(a)(1)       Identity of the Persons(s) Who Acquired Such Control

On August 21, 2012, Mr. Tsang Chi Man acquired 80% of the shares of Great On Technologies Limited (“Great On”).  Great On controls Unwall, as it owns 90.05% of the issued and outstanding shares of common stock of Unwall and 100% of the issued and outstanding shares of preferred stock of Unwall.  As a result of this transaction, Mr. Tsang Chi Man now controls Unwall through his control of Great On.  Mr. Wang Zhen, who had owned 100% of the capital stock of Great On, continues to own 20% of Great On’s capital stock.

Mr. Tsang Chi Man, a Hong Kong resident, began his career in 1982 as Managing Director (Trading) for Chi Sang Trading Co., Ltd.  From 1989 until 1998 he was Managing Director (Garment Manufacturing) for New Power Manufactory, Ltd.  In 1999 he received a Certificate in PC Engineering from the Chinese University of Hong Kong and, from 1999 until 2009, he was Managing Director (I.T. and Programming) for Excel Profit Holdings Ltd.  Since 2009, Mr. Tsang Chi Man has served as Project Manager (Architecture and Interior Design) for MASS Concept Ltd.

(a)(2)       Date and Description of the Transactions Which Resulted in the Change in Control

Change in Voting Control

See Item (a)(1) above.  Mr. Tsang Chi Man now controls Great On, which continues to own 21,447,700 shares (90.05%) of the common stock of Unwall. Great On continues to own 750,000 shares (100%) of the Company’s  Series A Preferred Stock.

 The 21,447,700 shares of Common Stock owned by Great On  represents 90.05% of the 23,818,046 common shares issued and outstanding.  Currently there are 100,000,000 common shares authorized.

The 750,000 Series “A” Preferred Stock owned by Great On represents 100% of the 750,000 Series “A” Preferred shares issued and outstanding. Currently there are 100,000,000 Series “A” Preferred shares authorized.

There are no super-majority voting rights attached to the Common Stock (to elect directors or effect any other corporate transactions), so Mr. Tang Chi Man’s acquisition of control of Great On, which owns this 90.05% represents a change in voting control of Unwall.  See “Item 5.01(a)(8) - Form 10 Unwall Disclosure - Item 11(m) - Security Ownership of Certain Beneficial Owners and Management.”

Appointment as Sole Director of Great On

On August 21, 2012, Mr. Tsang Chi Man replaced Mr. Wang Zhen as the sole Director of Great On, which controls Unwall.

(a)(3)       Basis for the Control, Including the Percentage of Voting Securities of the Registrant now beneficially owned directly or indirectly by the Person(s) Who Acquired Control

See above.

(a)(4)       Amount of the Consideration Used by Such Person

Mr. Tsang Chi Man paid par value for his shares of Great On capital stock.

(a)(5)       The Source of Funds Used by the Person

Mr. Tsang Chi Man used personal funds.

(a)(6)       The Identity of the Persons from Whom Control Was Assumed

Control was assumed from Mr. Wang Zhen .

(a)(7)       Any Arrangements or Understandings Among Members of Both the Former and New Control Groups and Their Associates with Respect to Election of Directors and Other Matters

None.

(b)            Furnish the Information Required by Item 403(c) of Regulation S-K

There are no arrangements, including pledges, which later may result in a further change in control.

Item 5.2 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)(1) If a director has resigned or refuses to stand for re-election to the board of directors since the date of the last annual meeting of shareholders because of a disagreement with the registrant, known to an executive officer of the registrant, as defined in 17 CFR 240.3b-7, on any matter relating to the registrant’s operations, policies or practices, or if a director has been removed for cause from the board of directors, disclose the following information:

(i) the date of such resignation, refusal to stand for re-election or removal ;

Not applicable

(ii) any positions held by the director on any committee of the board of directors at the time of the director’s resignation, refusal to stand for re-election or removal

Not applicable

(iii) a brief description of the circumstances representing the disagreement that the registrant believes caused, in whole or in part, the director’s resignation, refusal to stand for re-election or removal

Not applicable

(a)(2) If the director has furnished the registrant with any written correspondence concerning the circumstances surrounding his or her resignation, refusal or removal, the registrant shall file a copy of the document as an exhibit to the report on Form 8-K

Not applicable.

 (a)(3) Not applicable.

(b) If the registrant’s principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or any person performing similar functions, or any named executive officer, retires, resigns or is terminated from that position, or if a director retires, resigns, is removed, or refuses to stand for re-election (except in circumstances described in paragraph (a) of this Item 5.02), disclose the fact that the event has occurred and the date of the event

Not applicable

(c) If the registrant appoints a new principal executive officer, president, principal financial officer, principal accounting officer, principal operating officer, or person performing similar functions, disclose the following information with respect to the newly appointed officer:

(1) the name and position of the newly appointed officer and the date of the appointment

Not applicable

(2) t he information required by Items 401(b), (d), (e) and Item 404(a) of Regulation S-K (17 CFR 229.401(b), (d), (e) and 229.404(a))

See Item 5.01(a)(1) above, and 5.02(b) above; Item 501(a)(2).  For Item 404(a) of Regulation S-K, following the date of this Form 8-K, the Company will not have any liability.

(3) a brief description of any material plan, contract or arrangement (whether or not written) to which a covered officer is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event

None.

 (d) If the registrant elects a new director, except by a vote of security holders at an annual meeting or special meeting convened for such purpose, disclose the following information:

(1) the name of the newly elected director and the date of election;

(2) a brief description of any arrangement or understanding between the new director and any other persons, naming such persons, pursuant to which such director was selected as a director;

(3) the committees of the board of directors to which the new director has been, or at the time of this disclosure is expected to be, named; and

(4) the information required by Item 404(a) of Regulation S-K (17 CFR 229.404(a))

Not applicable

(5) a brief description of any material plan, contract or arrangement (whether or not written) to which the director is a party or in which he or she participates that is entered into or material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event

Not applicable.

(e) If the registrant enters into, adopts, or otherwise commences a material compensatory plan, contract or arrangement (whether or not written), as to which the registrant’s principal executive officer, principal financial officer, or a named executive officer participates or is a party, or such compensatory plan, contract or arrangement is materially amended or modified, or a material grant or award under any such plan, contract or arrangement to any such person is made or materially modified, then the registrant shall provide a brief description of the terms and conditions of the plan, contract or arrangement and the amounts payable to the officer thereunder

None.

(f) If the salary or bonus of a named executive officer cannot be calculated as of the most recent practicable date and is omitted from the Summary Compensation Table as specified in Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K, disclose the appropriate information under this Item 5.02(f) when there is a payment, grant, award, decision or other occurrence as a result of which such amounts become calculable in whole or part.  Disclosure under this Item 5.02(f) shall include a new total compensation figure for the named executive officer, using the new salary or bonus information to recalculate the information that was previously provided with respect to the named executive officer in the registrant’s Summary Compensation Table for which the salary and bonus information was omitted in reliance on Instruction 1 to Item 402(c)(2)(iii) and (iv) of Regulation S-K (17 CFR 229.402(c)(2)(iii) and (iv)) .

The Company does not anticipate that Mr. Tesheb Casimir will be compensated for service as a named executive officer or as a director.

Item 5.01(a)(a)(8)          Shell Company Information

See the following Global Disclosure.  Item captions correlate to those of Form 10.

Item 1 -   Description of Business

The Company became a “shell company” as defined in the SEC’s Rule 12b-2, as of March 31, 2011.  Following the change in control disclosed above, the Company still is a shell company, meaning it has minimal assets, and minimal if any business operations.

The Company’s principal business now is to locate private operating companies that may wish to merge with the Company in a reverse merger transaction. Meanwhile, the Company will be relying on continued cash advances from Mr. Tesheb Casimir or Great On to pay general and administrative costs and the substantial fees and expenses of Unwall being a public company.  These advances will be booked as debt owed to Mr. Tesheb Casimir or Great On, however, the Company may issue stock in payment of the advances.

The criteria for suitable companies are not limited to any kind of business, results of operations to date, or prospective operations.  While we expect most candidates to be based in either Hong Kong or the People’s Republic of China (the “ PRC ”), we are not limited to those areas.

We anticipate engaging third party consultants to assist in the location of possible merger candidates.  These consultants will not be affiliated or associated with any Unwall stockholder, officer, or director, or any affiliate of associate of any such stockholder, officer, or director.  No consultant will be paid “transaction-based compensation” for their services – meaning that we will not pay any compensation at closing based on the size of the acquisition or the success of the merged company as measured by stock market price or financial performance after the acquisition.  Our consultants will not be involved in the negotiation of terms for a merger or the preparation of merger documents, will not recommend a merger to a merger candidate, or be involved in the collection, transmittal, or other handling of stock or cash in connection with the merger.

We expect that the terms of a merger will depend on negotiations with the merger candidate, which in turn will be a function of the candidate’s past, current and prospective business operations, financial metrics (net assets, revenues, operating and other costs, and other factors).  In general, the stronger the candidate’s business and financial metrics, the greater the percentage of the merged company which the merged company’s stockholders will own.  The range of Unwall’s retained equity in the merged company is expected to be from 1% to 30%.

In the normative case, the merger would be structured as an all stock-for-stock exchange, of new Rule 144 restricted stock (most likely common stock only), to minimize if not avoid completely U.S. and foreign income taxation of the transaction.  However, it is possible that some cash could be paid to Unwall’s stockholders in connection with a mostly stock-for-stock transaction.

Unwall has only one director, Mr. Tesheb Casimir.  Mr. Casimir has extensive business experience covering many years, but he has no experience in the “shell company merger and acquisition” sector.  Although he will take into consideration all the advice provided by third-party consultants, he will make the ultimate decision as to proceed with merging UNWALL with an operating company.

Under Nevada law and the Company’s articles of incorporation, a reverse merger with an operating company will require the approval of the holders of a majority of Unwall’s outstanding common stock, and by the holders of any other class of stock (for example, preferred stock), that may be adversely impacted by a reverse merger).  Great On presently owns a majority of the outstanding common stock.  Accordingly, any reverse merger will require only its approval.  Although all other shareholders will be entitled to notice of the decision to approve the merger (which the Company would give by distribution of an Information Statement), they will not be entitled to vote for or against the merger.  However, the other such stockholders will be entitled to payment of the fair value of their stock immediately preceding the merger, often referred to as “Dissenters’ Rights,” provided each dissenter follows the procedures to perfect his or her right to payment, as mandated by Nevada law.  Appropriate instructions for these procedures will be provided to all stockholders of Unwall, in sufficient time for them to qualify for payment of fair value.

Stock market reception to a reverse merger, particularly for small companies like Unwall, always is uncertain.  There is no assurance that a merger of Unwall with even a quite large operating and successful business, will result in stock price appreciation.

Item 1(a) - Risk Factors

 The Company likely will require continuing financial support from its principal stockholder to sustain operations, but such support is not assured

The Company’s principal business now is to locate private operating companies that may wish to merge with the Company in a reverse merger transaction.  Meanwhile the Company will be relying on continued cash advances from Mr. Tesheb Casimir or Great On to pay general and administrative costs and the substantial fees and expenses of Unwall being a public company.

Although making such advances would be in Mr. Tesheb Casimir’s and Great On’s interest as the management and principal stockholder of Unwall, they are not required to do so and have not funded a credit line or other facility to ensure Unwall’s access to capital as needed.

 The Company will rely on its one director to manage the Company, and His Decisions May Present Potential Conflicts of Interest.

Mr. Casimir is the only officer and director of Unwall.  All stockholders will have to rely solely on his judgment as to how best manage the Company and decide which merger candidates should be considered and, if appropriate, merge into Unwall.

 Our Common Stock represents an illiquid investment, and there are risks associated with investing in companies trading on the over-the-counter bulletin board.

Although the Company is approved for trading on the Over-The-Counter Bulletin Board, for over 12 months trading has been sporadic and low volume.  We cannot be certain that a sufficiently active market will develop to allow you to sell your shares. Accordingly, a purchase of the shares must be considered a long term investment and only for investors who can tolerate the loss of their entire investment.  In addition to the risks of investing in our stock, there are separate risks associated with investing in and trading the stock of companies listed on the OTC BB, including:

•
Absence of listing standards.  Companies listed on NASDAQ or national stock exchanges have to maintain strict standards of corporate governance (a majority of independent directors, and audit, compensation, and nominating committees comprised of independent directors), a minimum stock price, and various matters which have to be approved by shareholders.  OTC BB traded companies are not subject to such standards.

•	Inefficient trading and lower liquidity. Stockholders of OTC BB companies frequently have difficulty in getting buy/sell orders filled promptly, and/or at expected prices.

•
Lower trading volume.  Though some OTC BB companies experience occasional periods of heavy trading, many OTC BB companies have lower trading volume, which contributes to the illiquidity of investing in such companies.

The OTC Bulletin Board is separate and distinct from the NASDAQ stock market. NASDAQ has no business relationship with issuers of securities quoted on the OTC Bulletin Board. The SEC’s order handling rules, which apply to NASDAQ-listed securities, do not apply to securities quoted on the OTC Bulletin Board.

Although the NASDAQ stock market has rigorous listing standards to ensure the high quality of its issuers, and can delist issuers for not meeting those standards, the OTC Bulletin Board has no listing standards. Rather, it is the market maker who chooses to quote a security on the system, files the application, and is obligated to comply with keeping information about the issuer in its files. FINRA cannot deny an application by a market maker to quote the stock of a company. The only requirement for inclusion in the OTC Bulletin Board is that the issuer be current in its SEC reporting requirements, and that the issuer obligate itself to file periodic reports and otherwise comply with those provisions of the 1934 Act applicable to it. Investors may have greater difficulty in getting orders filled because our stock trades on the OTC Bulletin Board rather than on NASDAQ. Investors’ orders may be filled at a price much different than expected when an order is placed. Trading activity in general is not conducted as efficiently and effectively as with NASDAQ-listed securities. Investors must contact a broker-dealer to trade OTC Bulletin Board securities. Investors do not have direct access to the bulletin board service. For bulletin board securities, there only has to be one market maker.

OTC Bulletin Board transactions are conducted almost entirely manually. Because there are no automated systems for negotiating trades on the Bulletin Board, they are conducted by telephone. In times of heavy market volume, the limitations of this process may result in a significant increase in the time it takes to execute investor orders. Therefore, when investors place market orders for an order to buy or sell a specific number of shares at the current market price, the price of a stock may go up or down significantly during the lapse of time between placing a market order and getting execution.

Because OTC Bulletin Board stocks are usually not followed by analysts, there may be lower trading volume than for NASDAQ-listed securities.  See also “Risk Factors Associated with Investing in Reverse Merger Companies.”

Because we do not expect to pay dividends for the foreseeable future, investors seeking cash dividends should not purchase our common stock

It is extremely unlikely that Unwall will have positive earnings in the future.  And it is unlikely that a reverse merger with an operating company will result in earnings sufficient to pay dividends.  It is much more likely that such future earnings would be retained to finance the business.  In any event, payment of any future dividends will be at the sole discretion of the future Board of Directors (following a reverse merger), taking into account the merged companies’ revenues, financial condition, operating results, cash needs, growth plans and other factors. Accordingly, investors that are seeking cash dividends should not purchase our Common Stock.

Because we will be subject to the “Penny Stock” rules once our shares are quoted on the Over-the-Counter Bulletin Board, the level of trading activity in our stock may be reduced

Broker-dealer practices in connection with transactions in “penny stocks” are regulated by penny stock rules adopted by the SEC. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on some national securities exchanges or quoted on Nasdaq). The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and, if the broker-dealer is the sole market maker, the broker-dealer must disclose this fact and the broker-dealer’s presumed control over the market, and monthly account statements showing the market value of each penny stock held in the customer’s account. In addition, broker-dealers who sell these securities to persons other than established customers and “accredited investors” must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. Consequently, these requirements may have the effect of reducing the level of trading activity, if any, in the secondary market for a security subject to the penny stock rules, and investors in our common stock may find it difficult to sell their shares.

Some of the Risks Associated with Investing in Reverse Merger Companies

 Exercise Caution When Considering to Invest in Reverse Merger Companies

As with any investment, investors should proceed with caution when considering whether to invest in reverse merger companies.  Many companies either fail or struggle to remain viable following a reverse merger.  Also, as with other kinds of investments, there have been instances of fraud and other abuses involving reverse merger companies.  In light of these considerations, individual investors should take into account their own financial situation, consult their financial adviser, and perform thorough research concerning these types of companies.

Some, but not all, of the considerations to be made are

•
Reverse merger companies often are not able to attract the attention of major brokerage firms.  Securities analysts of major brokerage firms may not provide coverage of a reverse merger company, since there is little incentive to the firms to recommend the purchase of the Common Stock.  And, there is no assurance that such brokerage firms would want to conduct any securities offerings on behalf of the company in the future to raise needed capital.

•
A reverse merger often involves the merger of a foreign company into a domestic shell company (like Unwall, a Nevada corporation), where new management has no experience in managing and operating a public company.  Any failure to comply or adequately comply with US Federal securities laws, rules or regulations could subject the merged company to fines or regulatory actions, which could materially adversely affect the business, results of operations, and financial condition.

•
The merged company will incur significant ongoing costs to ensure compliance with US corporate governance and financial accounting requirements, and internal controls over financial reporting.  Failure to meet the filing and internal control reporting retirements imposed by the SEC may result in a drop in investor confidence, and thus result in a decline in the price of the stock and an inability to obtain future financing on favorable terms.

Competition in the Reverse Merger Sector

There are numerous shell companies seeking good reverse merger operating company candidates, including “special purpose acquisition companies” (often referred to as “SPACs”).  The resulting competition limits the number of viable opportunities for shell companies, like Unwall, that have little if any cash to contribute immediately to the merged company after the transaction is completed.  SPACs, on the other hand, may have from several million to many millions of dollars on hand to devote to the merged enterprise, which is a strong competitive advantage in shopping for merger candidates.

Risks Related to Doing Business in China

Certain important certificates, permits, and licenses are subject to PRC governmental control and renewal, and the failure to obtain renewal would adversely impact our business.

It is likely that we will be looking for reverse merger candidate companies in the PRC.  However, doing business in the PRC is subject to compliance with numerous permits and licenses.  Licenses and permits must be complied with and renewed periodically.  During the application or renewal process, businesses will be evaluated and re-evaluated by the appropriate governmental authorities and must comply with the prevailing standards and regulations, which may change from time to time. In the event that the company with which were merger is not able to obtain or renew the certificates, permits and licenses, all or part of the combined companies’ PRC operations may be suspended by the government, which would have a material adverse effect on our business and financial condition. Furthermore, if escalating compliance costs associated with governmental standards and regulations restrict or prohibit any part of the operations, it may adversely affect our results of operations and profitability.

Uncertainties with respect to the PRC legal system could limit the legal protections available to you and us.

The combined companies’ operations generally will be subject to laws and regulations applicable to foreign invested enterprises in China. The PRC legal system is based on written statutes, and prior court decisions may be cited for reference but have limited precedential value. Since 1979, a series of new PRC laws and regulations have significantly enhanced the protections afforded to intellectual property rights and various forms of foreign investments in China. However, since these laws and regulations are relatively new and the PRC legal system continues to rapidly evolve, the interpretations of many laws, regulations and rules are not always uniform and enforcement of these laws, regulations and rules involve uncertainties, which may limit legal protections available to you and us. In addition, any litigation in China may be protracted and result in substantial costs and diversion of resources and management attention.

If we merge with a PRC company, all of our assets will be located outside the United States, and it will be extremely difficult to acquire jurisdiction and enforce liabilities against the Company and our officers, directors and assets based in China.

Although Unwall is a Nevada corporation, our sole officer and director resides outside of the United States and all our assets are located outside the United States. It is likely that this will not change if we merge with a PRC operating company.  As a result, it may be difficult or impossible to effect service of process within the United States upon the directors or officers, or enforce against any of them court judgments obtained in United States’ courts, including judgments relating to United States federal securities laws.  In addition, there is uncertainty as to whether the courts of the PRC or Hong Kong would recognize or enforce judgments of United States’ courts obtained against us predicated upon the civil liability provisions of the securities laws of the United States, or have jurisdiction to hear original actions brought in the United States predicated upon the securities laws of the United States. Furthermore, it would be extremely difficult to access those assets to satisfy an award entered against us in United States courts.

Item 2 - Financial Information

Reference is made to the (audited) financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations, in the Company’s Form 10-K for fiscal year ended November 30, 2011, and the (unaudited) financial statements, and Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Company’s Form 10-Q for the period ended May 31, 2012, as filed with the SEC.

Item 3 - Properties

The Company currently does not have any formal rent agreements on its office premises located in Nevada.

Item 4 - Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of November 30, 2011 (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) by all of our directors and executive officers as a group. Each person named in the table, has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at our executive office address.

Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.

The persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse. No change in control is currently being contemplated.

Name and Address of		Amount and Nature
Beneficial Owner	Title of Class	of Beneficial Owner	% Class (1) (2)
	Officers and Directors:

Tasheb Casimir,Chairman, Interim CFO and Director	Common Stock	0	0%
Room 305, Carpo Commercial Building, 18-20 Lyndhurst Terrace, Central, Hong Kong

	Officers and Directors as a Group	0	0%

Great On Technologies Holdings
Room 305, Carpo Commercial Building, 18-20 Lyndhurst Terrace, Central, Hong Kong	Common Stock	21,447,700	90.05%

	5% Shareholders as a Group	21,447,700	90.05%

Name and Address of		Amount and Nature
Beneficial Owner	Title of Class	of Beneficial Owner	% Class (1) (2)

Great On Technologies Holdings	Preferred Stock	750,000	100%
Room 305, Carpo Commercial Building, 18-20 Lyndhurst Terrace, Central, Hong Kong

	5% Shareholders and Officers	750,000	100%
	and Directors as a Group

(1)	Based on 23,818,046 common shares outstanding as of November 30, 2011.
(2)	Great On Technologies Holdings is controlled by Tsang Chi Man, Room 1601, 16/F., The Broadway, 54-62 Lockhart Road, Wanchai, Hong Kong.

Item 5 - Directors and Executive Officers

Information about our director and officer, as of the date this Report on Form 8-K is filed, is set forth below. Directors hold office for their respective term and until their successors are duly elected and qualified. Vacancies in the existing Board are filled by a majority vote of the remaining directors. The officers serve at the will of the Board of Directors.

Name	Age	Position	Since

Mr. Tesheb Casimir	37	Chief Executive Officer, President, Chief	September 7, 2011
		Financial Officer, Treasurer, Secretary
		and Director

Mr. Casimir (age 37) and is currently CEO of CNL Ventures Group, Asia Pacific Region. He is responsible for the management and growth of the Asia Pacific Region for the ventures capital markets. Major concentration is in China and Australia for the SNS and it services. He is a corporate lawyer, business consultants in the finance/investment sector. He is fluent in English and is a strategic addition to our company .

 (a) Significant Employees

Other than our officer, there are no employees who are expected to make a significant contribution to the Company.

(b) Family Relationships

Not applicable.

Legal Proceedings

Mr. Casimir has not been involved in legal proceedings that would be material to an evaluation of the Company’s management.

Audit Committee

The Board of Directors does not have a separate audit committee and Mr. Casimir does qualify as an "audit committee financial expert" as defined in Item 407(d)(5)(ii) of Regulation S-K, nor is he "independent" as the term is used in Item 407(d) of Regulation S-K.

Code of Ethics

We have not adopted a code of ethics applicable to executive officers.

Item 6 - Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Background and Compensation Philosophy

Our board of directors consists of one person, Mr. Tesheb Casimir.  When Unwall was a fully operating company, the board of directors historically determined the compensation to be paid to executive officers based on our financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies, and contributions made by the officers’ to our success.  Each of the named officers was measured by a series of performance criteria by the board of directors, on a yearly basis.  Such criteria were set forth based on certain objective parameters such as job characteristics, required professionalism, management skills, interpersonal skills, related experience, personal performance and overall corporate performance.

The board of directors ( Mr. Tesheb Casimir) has not adopted or established a formal policy or procedure for determining the amount of compensation paid to him.  He presently is not compensated for services.

Elements of Compensation

The Company has not paid compensation to its officers since 2008, and does not expect to begin paying compensation until such time as operations warrant.

Base Salary
Mr. Claude Diedrick served as president since September 2008, and was not paid any compensation for service.

Discretionary Bonus
We have not provided our executive officers with any discretionary bonuses but our board of directors may consider the necessity of such scheme in the future based on our financial and operating performance and prospects, the level of compensation paid to similarly situated executives in comparably sized companies and contributions made by the officers’ to our success.

  Equity Incentives
We have not established equity based incentive program and have not granted stock based awards as a component of compensation.  In the future, we may adopt and establish an equity incentive plan pursuant to which awards may be granted if our board of directors determines that it is in the best interests of our stockholders and the Company to do so.

Retirement Benefits
Our executive officers are not presently entitled to company-sponsored retirement benefits.

Perquisites

We have not provided our executive officers with any material perquisites and other personal benefits and, therefore, we do not view perquisites as a significant or necessary element of our executive’s compensation.

Deferred Compensation

We do not provide our executives the opportunity to defer receipt of annual compensation.

SUMMARY COMPENSATION TABLE

The particulars of the compensation paid to the following persons:

• our principal executive officer;

• each of our two most highly compensated executive officers who were serving as executive officers at the end of the years ended November 30, 2011, 2010 and 2009; and

• up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the years ended November 30, 2011, 2010 and 2009, who we will collectively refer to as the named executive officers of our company, are set out in the following summary compensation table, except that no disclosure is provided for any named executive officer, other than our principal executive officers, whose total compensation did not exceed $100,000 for the respective fiscal year:

SUMMARY COMPENSATION TABLE
							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred	All
Name and				Stock	Option	Plan	Compensation	Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)	($)	($)	($)	($)	($)	($)	($)

Claude Diedrick	2009	Nil	Nil	$2,838,000	Nil	Nil	Nil	Nil	$2,838,000
Former President, CEO,	2010	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Director	2011	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Rosemary Samuels	2009	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former Secretary	2010	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2011	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Wang Zheng	2009	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Former CEO,	2010	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Director	2011	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Tesheb Casimir, Chairman, Interim CFO, Director	2009	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2010	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil
	2011	Nil	Nil	Nil	Nil	Nil	Nil	Nil	Nil

(1) On November 3, 2009, our former President was awarded 453 (135,700 pre split) shares of common stock and 1,334 (400,000 pre split) shares of preferred stock, valued at approximately $ 2,838,000 as compensation for services rendered.

There are no compensatory plans or arrangements with respect to our executive officers resulting from their resignation, retirement or other termination of employment or from a change of control.

BONUSES AND DEFERRED COMPENSATION

We do not have any deferred compensation or retirement plans.  We do not have a compensation committee; all decisions regarding compensation are determined by our entire board of directors.

OPTION GRANTS IN THE LAST FISCAL YEAR

We did not grant any options or stock appreciation rights to our named executive officers or directors in fiscal 2011.

INDEMNIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Our bylaws provide for the indemnification of our present and prior directors and officers or any person who may have served at our request as a director or officer of another corporation in which we own shares of capital stock or of which we are a creditor, against expenses actually and necessarily incurred by them in connection with the defense of any actions, suits or proceedings in which they, or any of them, are made parties, or a party, by reason of being or having been director(s) or officer(s) of us or of such other corporation, in the absence of negligence or misconduct in the performance of their duties. This indemnification policy could result in substantial expenditure by us, which we may be unable to recoup.

Insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934 may be permitted to our directors, officers and controlling persons pursuant to provisions of the Amended Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person of us is in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

At the present time, there is no pending litigation or proceeding involving a director, officer, employee or other agent of ours in which indemnification would be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Compensation of Directors

Members of our Board of Directors receive no compensation for service.

Item 7 - Certain Relationships and Related Transactions

None.

Item 8 – Legal Proceedings

The Company is not subject to any pending or threatened legal proceedings as of the date of the Report on Form 8-K.

Item 9 - Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Since 2008, our common stock has been traded on the Over-the-Counter Bulletin Board, initially  under the symbol “QPRJ” and , most recently, under the symbol “UWII.”   As of August 1, 2012, there were: (i) 28 shareholders of record, without giving effect to determining the number of shareholders who hold shares in "street name" (we estimate the number of beneficial owners with stock in street name to be approximately unknown) ; (ii) no outstanding options to purchase shares of common stock; and (iii) 23, 781,700 shares of common stock issued and outstanding.

The following table sets forth, for the fiscal quarters indicated (based on a fiscal year ending November 30), the high and low closing prices as reported by the Over-the-Counter Bulletin Board. These quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission, and may not represent actual transactions.

Sales Price
	High	Low
Fiscal 2009
First Quarter	$0.05	$0.018
Second Quarter	$0.031	$0.015
Third Quarter	$0.025	$0.0026
Fourth Quarter	$0.009	$0.0012

Fiscal 2010
First Quarter	$1.15	$1.00
Second Quarter	$1.15	$1.00
Third Quarter	$1.15	$1.15
Fourth Quarter	$1.15	$1.15

Fiscal 2011
First Quarter	$1.01	$0.14
Second Quarter	$1.01	$0.51
Third Quarter	$1.15	$0.85
Fourth Quarter	$2.20	$0.75

Dividend Policy

We have never paid cash dividends and have no plans to do so in the foreseeable future. Our future dividend policy will be determined by our Board of Directors and will depend upon a number of factors, including our financial condition and performance, our cash needs and expansion plans, income tax consequences, and the restrictions that applicable laws and our credit arrangements then impose.

Preferred Stock

Unwall is authorized to issue 100,000,000 shares of preferred of which 750,000 shares have been issued to Great On.

Item 10 - Recent Sales of Unregistered Securities

None

Item 11 - Description of Registrant’s Securities to be Registered

Not applicable.

Item 12 - Indemnification of Directors and Officers

See above.

Item 13 - Financial Statements and Supplementary Data

See Item 2 above.

Item 14 - Changes in and Disagreements with Accountants on accounting and Financial Disclosure

None.

Item 15 - Financial Statements and Exhibits

 None
SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

UNWALL INTERNATIONAL INC.

/s/ Mr. Tesheb Casimir

Mr. Tesheb Casimir, Chief Executive Officer
(Principal Executive Officer)

/s/ Mr. Tesheb Casimir
Mr. Tesheb Casimir, Chief Financial Officer
(Principal Financial Officer)

Dated: August 24, 2012